UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2014

INFOR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-183494-06	01-0924667
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10011

(Address of principal executive offices) (Zip Code)

(678) 319-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Material Definitive Agreement

On January 31, 2014, Infor, Inc. (the Company), and Infor (US), Inc., a wholly owned subsidiary of the Company, entered into Amendment No. 5 (the Amendment) to the Credit Agreement dated as of April 5, 2012 (as amended from time to time prior to the effectiveness of the Amendment), with Bank of America, N.A., as administrative agent, the existing Revolving Lenders party thereto, the Issuing Bank and the Swingline Lender. The Amendment provides for the reduction of the interest rate margins applicable to borrowings made in respect of the $150 million senior secured revolving credit facility (the Revolver) under the Credit Agreement. Interest on borrowings under the Revolver is based, at the Company’s option, on a LIBOR rate, plus a margin of 2.75% per annum, or an alternate base rate, plus a margin of 1.75% per annum. No other changes were made to the terms of the Revolver and as of the date hereof the Revolver remains undrawn.

The foregoing description of the Amendment and the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, the Credit Agreement (including Amendment No. 1 thereto), copies of which are attached to the Company’s Current Report on Form 8-K, dated as of October 1, 2012, as Exhibits 10.1 and 10.2, Amendment No. 2 thereto, a copy of which is attached to the Company’s Current Report on Form 8-K, dated as of June 3, 2013, as Exhibit 10.1, Amendment No. 3 thereto, a copy of which is attached to the Company’s Quarterly Report on Form 10-Q, dated as of January 10, 2014, as Exhibit 10.1, and Amendment No. 4 thereto, a copy of which is attached to the Company’s Current Report on Form 8-K, dated as of January 6, 2014, as Exhibit 10.1, in each case, are incorporated by reference herein.

Item 2.03 Creation of a Direct Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

2

Exhibit No.	Description
10.1

Amendment No. 5, dated January 31, 2014, between Infor, Inc., Infor (US), Inc., the existing Revolving Lenders party thereto, the Issuing Bank, the Swingline Lender and Bank of America, N.A. as administrative agent, amending the Credit Agreement, dated as of April 5, 2012, between Infor, Inc., Infor (US), Inc., the lenders from time to time party thereto and Bank of America, N.A. as administrative agent and collateral agent, as previously amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOR, INC.

Date: February 4, 2014	By:	/s/ Nicole Anasenes
Nicole Anasenes Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1

Amendment No. 5, dated January 31, 2014, between Infor, Inc., Infor (US), Inc., the existing Revolving Lenders party thereto, the Issuing Bank, the Swingline Lender and Bank of America, N.A. as administrative agent, amending the Credit Agreement, dated as of April 5, 2012, between Infor, Inc., Infor (US), Inc., the lenders from time to time party thereto and Bank of America, N.A. as administrative agent and collateral agent, as previously amended.